Addendum #1 to Demand Promissory Note

Note Number DN2015-07

Addendum Effective Date: June 30, 2016

WHEREAS, Cachet Financial Solutions Inc. (“Borrower”) and Mike Hanson (“Lender”) (collectively “Parties”) entered into a Promissory Note, effective December 22, 2015; and

WHEREAS, the Parties desire to extend the date for which any outstanding balance due under the agreement from 6/30/16 to 1/31/17;

NOW THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, the Parties agree as follows:

1.	Section 3

The Parties agree that Section 3 (b) of the Agreement shall be amended from “the close of business on June 30, 3016” to state “the close of business on January 31, 2017”.

2.	Pre-Established Terms

All terms and conditions of the Agreement shall remain in full force and effect and apply to this Addendum, unless specifically modified herein.

In Witness Whereof, this Amendment to the Commitment Letter has been duly executed as of the Addendum Effective Date written above.

Borrower:		Lender:

Cachet Financial Solutions Inc.		Michael Hanson

By:	/s/ Bryan Meier	By:	/s/ Michael Hanson
Its:	Chief Financial Officer